UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2016

FIRST HAWAIIAN, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14585	99-0156159
(Commission File Number)	(IRS Employer Identification No.)

999 Bishop St., 29th Floor
Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

(808) 525-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On August 9, 2016, BancWest Corporation (the “Selling Stockholder”), a subsidiary of BNP Paribas (“BNPP”), the ultimate parent company of First Hawaiian, Inc. (the “Company”), completed the sale of 24,250,000 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), including 3,163,043 additional shares of Common Stock sold pursuant to the underwriters’ exercise in full of their option to purchase additional securities, at $23.00 per share. The offering was registered pursuant to the Company’s registration statement on Form S-1 (File No. 333-212451), which the Securities and Exchange Commission declared effective on August 3, 2016. The Company did not receive any of the proceeds from the sale of the shares of Common Stock sold by the Selling Stockholder in the offering.

Item 9.01                      Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation
10.1	Stockholder Agreement, dated as of August 9, 2016, by and between BNP Paribas and First Hawaiian, Inc.
10.2	Transitional Services Agreement, dated as of August 9, 2016, by and among BNP Paribas, BancWest Holding Inc., Bank of the West, First Hawaiian, Inc. and First Hawaiian Bank
10.3	Registration Rights Agreement, dated as of August 9, 2016, by and among BNP Paribas, BancWest Corporation and First Hawaiian, Inc.
10.4	First Hawaiian, Inc. Bonus Plan
10.5	License Agreement, dated as of August 9, 2016, by and among First Hawaiian, Inc., First Hawaiian Bank, BancWest Holding Inc., BancWest Corporation and Bank of the West
10.6	Insurance Agreement, dated as of August 9, 2016, by and among BNP Paribas, BNP Paribas USA, Inc. and First Hawaiian, Inc.
10.7	First Hawaiian, Inc. Long-Term Incentive Plan (as amended and restated effective August 9, 2016)
10.8	First Hawaiian, Inc. Role-Based Allowance Award Agreement for Robert S. Harrison

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

FIRST HAWAIIAN, INC.

Date: August 9, 2016	By:	/s/ Robert S. Harrison
	Name:	Robert S. Harrison
	Title:	Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation
10.1	Stockholder Agreement, dated as of August 9, 2016, by and between BNP Paribas and First Hawaiian, Inc.
10.2	Transitional Services Agreement, dated as of August 9, 2016, by and among BNP Paribas, BancWest Holding Inc., Bank of the West, First Hawaiian, Inc. and First Hawaiian Bank
10.3	Registration Rights Agreement, dated as of August 9, 2016, by and among BNP Paribas, BancWest Corporation and First Hawaiian, Inc.
10.4	First Hawaiian, Inc. Bonus Plan
10.5	License Agreement, dated as of August 9, 2016, by and among First Hawaiian, Inc., First Hawaiian Bank, BancWest Holding Inc., BancWest Corporation and Bank of the West
10.6	Insurance Agreement, dated as of August 9, 2016, by and among BNP Paribas, BNP Paribas USA, Inc. and First Hawaiian, Inc.
10.7	First Hawaiian, Inc. Long-Term Incentive Plan (as amended and restated effective August 9, 2016)
10.8	First Hawaiian, Inc. Role-Based Allowance Award Agreement for Robert S. Harrison